UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2007
VISUAL SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0727173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is filed by Visual Sciences, Inc., a Delaware corporation formerly known as WebSideStory, Inc. (“Visual Sciences”), in connection with the matters described herein.
Item 8.01 Other Events.
     On December 5, 2007, Visual Sciences, Inc. and Omniture, Inc., a Delaware corporation (“Omniture”), issued a joint press release announcing that, in connection with Omniture’s previously announced proposed acquisition of Visual Sciences, early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has been granted by the U.S. Federal Trade Commission. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued jointly by Visual Sciences and Omniture, dated December 5, 2007.
Additional Information About the Merger and Where You Can Find It
     Omniture has filed with the SEC a preliminary Registration Statement on Form S-4, which includes a preliminary joint proxy statement/prospectus of Omniture and Visual Sciences and other relevant materials in connection with the proposed transaction. The definitive joint proxy statement/prospectus will be mailed to the stockholders of Omniture and Visual Sciences. Investors and security holders of Omniture and Visual Sciences are urged to read the definitive joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Omniture, Visual Sciences and the proposed transaction. The definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Omniture or Visual Sciences with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or via telephone at (858) 546-0040. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.
     Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction will be available in the definitive joint proxy statement/prospectus.
     Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction will be available in the definitive joint proxy statement/prospectus.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL SCIENCES, INC.
Date: December 5, 2007	By:	/s/ Andrew S. Greenhalgh
Andrew S. Greenhalgh
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued jointly by Visual Sciences and Omniture, dated December 5, 2007.